EXIBIT 24.1
                                  IMATION CORP.
                                POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints William T. Monahan, Robert L. Edwards and John L. Sullivan, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 1999 Annual Report on Form 10-K of Imation Corp., and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.


         NAME                         TITLE                          DATE
         ----                         -----                          ----

      William T. Monahan      Chairman, President, Chief
-------------------------     Executive Officer and Director
William T. Monahan                                             February 10, 2000

      Robert L. Edwards       Sr. Vice President, Chief
-------------------------     Financial Officer and Chief
Robert L. Edwards             Administrative Officer           February 10, 2000

      Paul R. Zeller
-------------------------
Paul R. Zeller                Corporate Controller             February 10, 2000

      Richard E. Belluzzo
-------------------------
Richard E. Belluzzo           Director                         February 10, 2000

      Lawrence E. Eaton
-------------------------
Lawrence E. Eaton             Director                         February 10, 2000

      Michael S. Fields
-------------------------
Michael S. Fields             Director                         February 10, 2000

      William W. George
-------------------------
William W. George             Director                         February 10, 2000

      Linda W. Hart
-------------------------
Linda W. Hart                 Director                         February 10, 2000

      Ronald T. LeMay
-------------------------
Ronald T. LeMay               Director                         February 10, 2000

      Marvin L. Mann
-------------------------
Marvin L. Mann                Director                         February 10, 2000

      Daryl J. White
-------------------------
Daryl J. White                Director                         February 10, 2000